EXHIBIT NO. 10.4

UNSECURED REVOLVING CREDIT NOTE


$250,000                                                         August 27, 2002
                                                            Knoxville, Tennessee

         FOR VALUE RECEIVED, AMERICAN LIFE HOLDING COMPANY, INC., a Florida corporation (the "Borrower"), hereby promises to pay to the order of DR. AND MRS. ARCHER W. BISHOP, JR. (collectively, the "Lender"), at Knoxville, Tennessee, or such other location as the Lender may in writing designate, the principal sum of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000.00), or such lesser amount as shall equal the aggregate unpaid principal amount of all funds advanced the Borrower by the Lender in accordance with the terms of this Note, in lawful money of the United States of America in immediately available funds, on the date and in the amounts stated herein and to pay interest on the unpaid principal amount of this Note at such office, in like money and funds, on the dates specified herein. The Borrower may, from time to time, borrow, repay and reborrow under the terms of this Note up to but not exceeding the principal amount of this Note upon delivery to Lender of a request of such advance of the proceeds of this Note. The aggregate principal amount of SEVENTY THOUSAND SEVEN HUNDRED SEVENTY-SEVEN DOLLARS AND TWENTY-SIX CENTS ($70,777.26) previously advanced to Borrower by Lender which remains outstanding as of June 30, 2002 shall represent amount advanced to the Borrower to date by the Lender and shall be included in the sums due Lender by Borrower hereunder.

         The Borrower hereby promises to pay interest on the unpaid principal balance hereof at a rate of prime plus one percent (1%), adjusted quarterly on each of March 31, June 30, September 30 and December 31 of each year that this Note remains outstanding. The initial interest rate shall be FIVE AND THREE-QUARTERS PERCENT (5.75%). Interest shall be accrued daily on the unpaid principal balance hereof and shall be computed on the basis of a 365-day year. Beginning on September 30, 2002, and thereafter payable quarterly on each of December 31, March 31, June 30 and September 30 of each year until the due date of this Note as set forth below, the Borrower shall make a payment of interest accrued to the date of such payment. Such payments shall be applied first to interest accrued to the payment date and then to a reduction of principal.

         The Borrower may repay the Note without premium of penalty in whole or in part at any time. If not sooner paid, the entire unpaid principal balance hereof and accrued interest thereon shall be due and payable on August 30, 2004, subject to renewals at the discretion of the Lender.

         An event of default under the Note shall have been deemed to occur upon the failure by Borrower to pay the principal or interest due under this Note or if the Borrower commences, or parties other than the Borrower commence with respect to the Borrower, any proceeding or petition seeking relief under any state or Federal bankruptcy law. Immediately upon the occurrence of such event of default, the principal hereof and accrued interest hereon may be declared to be, or may become, forthwith due and payable on demand of the Lender as permitted by the laws of the State of Tennessee. Any failure of Lender to exercise, nor any delay on the part of the Lender in exercising any right, remedy, discretion or power granted hereunder shall be or constitute a waiver thereof.

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         The Borrower shall pay all costs, fees and expenses (including court costs and reasonable attorneys' fees) incurred by the Lender in collecting or attempting to collect any amount that become due hereunder, or in seeking legal advice with respect to such collection or a default hereunder.

         If any provision of this Note, or the application thereof to any person or circumstance, shall to any extend be invalid or unenforceable, the remainder of the provisions of this Note, or the application of such provision to other persons or circumstances, shall not be affected thereby, and each provision of this Note shall be valid and enforceable to the fullest extend provided by the law.

         This Note shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns; provided, however, that the Borrower may not assign or delegate its obligations hereunder without the prior written consent of the Lender.

         This Note shall be governed by and construed in accordance with the laws of the State of Tennessee.

         The Borrower and every guarantor or endorser hereof hereby waives presentment, demand, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

         The proceeds of this Note shall be used by the Borrower for the purpose of funding the working capital needs of the Borrower.

         IN WITNESS WHEREOF, the Borrower has caused its name to be signed by its duly authorized officer as of the day and year first above written.

                                         AMERICAN LIFE HOLDING COMPANY, INC.

                                         By:
                                             -------------------------------
                                                  Stanley P. Brown, III,
                                                  President

Attest:
        ---------------------------
         Lila K. Pfleger, Secretary